UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 22, 2008

LOGISTICAL SUPPORT, INC.
(Exact Name Of Registrant Specified In Charter)

UTAH	000-5022	41-2029935
(State Of Incorporation)	(COMMISSION FILE NUMBER)	(IRS Employer Identification No.)

19734 Dearborn Street, Chatsworth, California 91311
(Address Of Principal Executive Offices) (Zip Code)

(818) 885-0300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Effective January 22, 2008, Logistical Support, LLC (“Subsidiary”), which is the wholly owned subsidiary of Logistical Support, Inc. (the “Company”), entered into an amendment to Purchase Order Financing Agreement (the “Amendment”) with Dutchess Private Equities Fund Ltd. (“Dutchess”) pursuant to which the Company agreed to provide 500,000 additional restricted shares of the Company’s Common Stock (the “Additional Shares”) in consideration of the agreement by Dutchess to extend payment on the advances as set forth in the Amendment.

Item 3.02	Unregistered Sale of Equity Securities

Reference is made to the disclosure in Item 1.01.

The Additional Shares are being issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. The certificate evidencing the Additional Shares will bear a restricted legend.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1.	Amendment to Purchase Order Financing Agreement between Logistical Support, LLC and Dutchess Private Equities Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGISTICAL SUPPORT, INC.
Date: January 22, 2008	By /s/ Bruce Littell Name: Bruce Littell Title: Chief Executive Officer

Exhibit Index

Exhibit Number

10.1	Amendment to Purchase Order Financing Agreement between Logistical Support, LLC and Dutchess Private Equities Fund, Ltd.